ACCOUNTS RECEIVABLE AND OTHER (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Disclosure Of Financial Assets And Liabilities [Line Items]
Derivative assets	$ 63	$ 265
Accounts receivable - net of expected credit loss of $51 million (December 31, 2024 - $50 million)	(632)	(730)
Restricted cash and deposits	287	350
Prepaid expenses	216	214
Inventory	510	234
Other current assets	260	288
Total accounts receivable and other	1,968	2,081
Accumulated impairment
Disclosure Of Financial Assets And Liabilities [Line Items]
Accounts receivable - net of expected credit loss of $51 million (December 31, 2024 - $50 million)	$ 51	$ 50